EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         As independent registered public accountants, we hereby consent to the incorporation by reference in the following registration statements of our report dated January 13, 2012 included in Onstream Media Corporation's Form 10-K for the year ended September 30, 2011.

         *        Registration statement on Form S-8, SEC file number 333-63822, as filed with the Securities and Exchange Commission on June 25, 2001,

         *        Registration statement on Form S-3, SEC file number 333-63792, as declared effective by the Securities and Exchange Commission on July 2, 2001,

         *        Registration statement on Form S-8, SEC file number 333-64588, as filed with the Securities and Exchange Commission on July 3, 2001,

         *        Registration statement on Form S-3, SEC file number 333-71308, as declared effective by the Securities and Exchange Commission on November 14, 2001,

         *        Registration statement on Form S-3, SEC file number 333-89042, as declared effective by the Securities and Exchange Commission on June 7, 2002,

         *        Registration statement on Form S-3, SEC file number 333-18819, as declared effective by the Securities and Exchange Commission on July 30, 2002,

         *        Registration statement on Form S-3, SEC file number 333-92064, as declared effective by the Securities and Exchange Commission on August 21, 2002,

         *        Registration statement on Form S-3, SEC file number 333-104588, as declared effective by the Securities and Exchange Commission on May 2, 2003,

         *        Registration statement on Form S-3, SEC file number 333-106516, as declared effective by the Securities and Exchange Commission on September 2, 2003,

         *        Registration statement on Form S-3, SEC file number 333-110142, as declared effective by the Securities and Exchange Commission on November 12, 2003,

         *        Registration statement on Form S-3, SEC file number 333-124002, as declared effective by the Securities and Exchange Commission on June 29, 2005,

         *        Registration statement on Form S-3, SEC file number 333-134900, as declared effective by the Securities and Exchange Commission on July 26, 2006,

         *        Registration statement on Form S-3, SEC file number 333-143287, as declared effective by the Securities and Exchange Commission on June 14, 2007, and

         *        Registration statement on Form S-3, SEC file number 333-165258, as declared effective by the Securities and Exchange Commission on April 30, 2010.

/s/ Mayer Hoffman McCann P.C.

MAYER HOFFMAN MCCANN P.C.

Certified Public Accountants

Boca Raton, Florida

January 13, 2012